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                                                                    EXHIBIT 23.2

                    CONSENT OF STROOCK & STROOCK & LAVAN LLP


       We hereby consent to the reference to our firm name under the caption "THE MERGER--Certain Federal Tax Considerations" and to the inclusion of our form of tax opinion as an exhibit to the Registration Statement of Alternative Living Services, Inc. on Form S-4.



STROOCK & STROOCK & LAVAN LLP
September 22, 1997
Los Angeles, California